                                                                     EXHIBIT 1


                              Sprint Corporation
                                      and
                          Sprint Capital Corporation

                         .  % Notes/Debentures Due  .


                            Underwriting Agreement


                                                            New York, New York
                                                                        [Date]


To the Representatives
 named in Schedule I
 hereto of the Under-
 writers named in
 Schedule II hereto


Ladies and Gentlemen:

          Sprint Corporation, a corporation organized under the laws of Kansas ("Sprint"), and Sprint Capital Corporation, a corporation organized under the laws of Delaware and a wholly owned subsidiary of Sprint ("Sprint Capital"; Sprint Capital, together with Sprint jointly and severally, being hereafter called the "Company" if Sprint Capital is identified as the issuer and Sprint is identified as a guarantor on Schedule I hereto; otherwise, the term "Company" shall refer to Sprint), propose to sell to the several underwriters named in
Schedule II hereto (the "Underwriters"), for whom you (the "Representatives")
are acting as representatives, the principal amount and type of securities identified on Schedule I hereto (such securities, including the guarantee relating thereto to be issued by Sprint, being hereinafter called the "Securities"). The Securities are to be issued under an Indenture dated as of October 1, 1998 (the "Sprint Capital Indenture"), among Sprint, Sprint Capital and Bank One, N.A., as trustee, or under an Indenture dated as of October 1,
1998 (the "Sprint Indenture"; the Sprint Indenture, together with the Sprint Capital Indenture, being hereafter called the "Indentures") between Sprint and Bank One, N.A., as trustee. The Applicable Indenture is identified in Schedule I hereto. To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus
or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the
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                                                                               2



Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Reference in this agreement to "subsidiaries" of the Company shall be deemed to include each of the PCS Companies, regardless of whether any such PCS Companies are actually subsidiaries of the Company as of the date applicable to such reference. Certain terms used herein are defined in Section 17 hereof.

          1.  Representations and Warranties.  The Company represents and
              -------------------------------
warrants to, and agrees with, each Underwriter as set forth below in this
Section 1.

          (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (1) after the Effective Date of such registration statement, a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b), (2) prior to the Effective Date of such registration statement, an amendment to such registration statement (including the form of final prospectus supplement) or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (1), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, such registration statement and the Final Prospectus or such amendment and form of final prospectus supplement shall contain all information (including, in the case of clause (1), Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus, and, except to the extent the Representatives shall agree in writing to a modification,
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                                                                               3

     shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

          (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indentures did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations
                 --------  -------
     or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

     Any certificate signed by any officer of Sprint or Sprint Capital and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.
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                                                                               4

          2.  Purchase and Sale.  Subject to the terms and conditions and in
              ------------------
reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company at the purchase price set forth in
Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto.

          3.  Delivery and Payment.  Delivery of and payment for the Securities
              ---------------------
shall be made on the date and at the time specified in Schedule I hereto or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

          4.  Offering by Underwriters.  It is understood that the several
              -------------------------
Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

          5.  Agreements.  The Company agrees with the several Underwriters
              -----------
that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file (other than, subject to Section 5(f) hereof, the filing of any prospectus supplement or preliminary prospectus supplement relating to an offering of securities other than the Securities covered by this Agreement or the filing of any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference in the Registration Statement or the Final Prospectus) any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. During such time the Company will not file any document required to be
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                                                                               5

     filed under the Exchange Act that upon filing is deemed to be incorporated by reference in the Registration Statement or the Final Prospectus unless the Company has furnished to your counsel a copy for their review and comment a reasonable amount of time prior to filing, which comments the Company shall review in good faith. Subject to the foregoing two sentences, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives
     (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the applicable provisions of the Act or the Exchange Act or the respective rules thereunder, the Company promptly will
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                                                                               6

     (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second and third sentences of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

          (c) As soon as practicable, Sprint will make generally available to its security holders and to the Representatives an earnings statement or statements which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the signed Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request.

          (e) The Company will cooperate with you and with counsel for the Underwriters in connection with the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will take such actions as are necessary to maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

          (f) Until the earlier of the completion of the distribution of the Securities (but in no event on or prior to the Closing Date) or the date that is 10 Business Days after the Execution Date, the Company will not, without the prior written consent of [insert name of lead Representative], offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or announce the offering of, any debt securities
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                                                                               7

     issued or guaranteed by the Company (other than the Securities, short-term commercial paper and similar debt instruments in the ordinary course of business, exchanges of debt securities for other debt securities with existing debt holders and issuances of securities pursuant to prior contractual commitments).

          (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (h) The Company will pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Basic Prospectus, each Preliminary Final Prospectus, each Final Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Basic Prospectus, each Preliminary Final Prospectus, each Final Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) any registration of the Securities under the Exchange Act and listing of the Securities on the New York Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities;
     (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x)
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                                                                               8

     all other costs and expenses incident to the performance by the Company of its obligations under this Agreement.


          6.  Conditions to the Obligations of the Underwriters.  The
              --------------------------------------------------
obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have requested King & Spalding, counsel for Sprint, to have furnished to the Representatives its opinion, dated the Closing Date and addressed to the Representatives, to the effect that:/1/


               (i) the Indenture under which the Securities will be issued (the "Applicable Indenture") has been duly qualified under the Trust Indenture Act and, assuming the Indenture has been duly authorized, executed and delivered by the Company, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including,

____________________

/1/King & Spalding opinion may only be applicable for the initial shelf takedown without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and assuming that (when the Securities are executed and authenticated in accordance with the provisions of the Applicable Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement) the Securities will have been duly authorized, executed and delivered, the Securities will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Applicable Indenture;

               (ii) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and schedules and other accounting or statistical information included or incorporated by reference in, or omitted from, the Registration Statement and the Final Prospectus and the Form T-1 Statement of Eligibility and Qualification filed as an exhibit to the Registration Statement, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and

               (iii) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

     In addition, such counsel shall state that although it has not undertaken, except as otherwise indicated in such opinion, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement or the Final Prospectus, such counsel has participated in the preparation of the Registration Statement and the Final Prospectus (but not in the
     preparation of any of the materials incorporated
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                                                                              10

     by reference therein, other than the Proxy Statement), and nothing has come to its attention that causes it to believe that on the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus, as of its date and on the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case other than the materials incorporated by reference in the Registration Statement and the Final Prospectus (except the Proxy Statement), the financial statements and schedules and other accounting or statistical information included or incorporated by reference therein, or omitted therefrom, and the Form T-1 Statement of Eligibility and Qualification filed as an exhibit to the Registration Statement, as to which counsel need not make any statement).

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the Federal laws of the United States or the Delaware General Corporation Law, to the extent it deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom it believes to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent it deems proper, on certificates of responsible officers of the Company or the PCS Companies and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.]

          (c)  The Company shall have requested [                  ], in-house
     counsel for Sprint, to have furnished to the Representatives such counsel's opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) each of Sprint and its Material Subsidiaries has been duly incorporated and is validly existing as a corporation, limited liability company or partnership, as the case may be, in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate, limited liability company or partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation or partnership and is in good standing under the laws of each jurisdiction where the nature of its properties or the conduct of its business requires such qualification, except where the failure to so qualify does not have a Material Adverse Effect;

               (ii) all the outstanding shares of capital stock or ownership interests of each Material Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth or incorporated by reference in the Final Prospectus, all outstanding shares of capital stock or ownership interests of the Material Subsidiaries are owned by Sprint either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

               (iii) the Company's authorized equity capitalization is as set forth or incorporated by reference in the Final Prospectus; and the Securities conform in all material respects to the description thereof contained in the Final Prospectus;

               (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Sprint or any of its subsidiaries or its or their property, of a character required to be disclosed in the Registration Statement which is not disclosed in the Final Prospectus or incorporated by reference therein, and there is no contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required or incorporated by reference therein; and the statements included or incorporated by reference in the Final Prospectus under the heading[s] "Certain Federal Income Tax Consequences" and "[if the Final Prospectus includes or incorporates by reference a discussion of legal or regulatory matters or proceedings, add references to the appropriate sections of the Final Prospectus]" fairly summarize the matters therein described;

               (v) this Agreement, the Applicable Indenture and the Securities have been duly authorized, executed and delivered by the Company;

               (vi) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Final Prospectus and such other approvals (specified in such opinion) as have been obtained;

               (vii) neither the execution and delivery of the Applicable Indenture, the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of Sprint or its subsidiaries pursuant to, (i) the charter or by-laws of Sprint or its Material Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which Sprint or its subsidiaries is a party or bound or to which its or their property is subject, or
          (iii) any statute, law, rule, regulation, judgment, order or decree applicable to Sprint or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Sprint or its subsidiaries or any of its or their properties that is known to such counsel, except, as to (ii) and (iii), for such conflicts, breaches, violations or impositions that could not reasonably be expected to have a Material Adverse Effect; and

               (viii) to the knowledge of such counsel, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

     In addition, such counsel shall state that although such counsel has not undertaken, except as otherwise indicated in such opinion, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement or the Final Prospectus, such counsel has participated in the preparation of the Registration Statement and the Final Prospectus, including the documents incorporated by referenced therein, and nothing has come to such counsel's attention that causes such counsel to believe that on the

     Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus, as of its date and on the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case other than the financial statements and schedules and other accounting or statistical information included or incorporated by reference therein, or omitted therefrom, and the Form T-1 Statement of Eligibility and Qualification filed as an exhibit to the Registration Statement, as to which counsel need not make any statement).

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the Federal laws of the United States (except with respect to regulatory and tax matters), the Delaware General Corporation Law or the laws of the State of Kansas, to the extent he deems proper and specified in such opinion, upon the opinion (including with respect to regulatory and tax matters) of other counsel of good standing whom he believes to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Company and the PCS Companies and public officials. References to the Final Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

          (d) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Applicable Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (e) The Company shall have furnished to the Representatives a certificate of Sprint signed by an executive officer (meaning those officers who file reports pursuant to Section 16(b) of the Exchange Act) and the principal financial or accounting officer of Sprint, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the

     Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of Sprint and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

          (f) The Company shall have requested Ernst & Young LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent auditors with respect to the Company within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and that they have performed a review of the unaudited interim financial information
     of Sprint, the FON Group and the PCS Group for the   .-month period ended
     [insert date of the most recent unaudited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus], and at [insert date of the most recent unaudited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus], in accordance with Statement on Auditing Standards No. 71, and stating in effect, except as provided in
     Schedule I hereto, that:

               (i) in their opinion the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by Sprint, the FON Group and the PCS Group; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information of Sprint, the FON Group and the PCS Group for the .-month period ended [insert date of the most recent unaudited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus] and at [insert date of the most recent unaudited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus]; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive and audit committees of Sprint and its subsidiaries (as defined in the introductory paragraph of this Agreement); inquiries of certain officials of Sprint who have responsibility for financial and accounting matters of Sprint and its subsidiaries as to transactions and events subsequent to [insert date of the most recent unaudited financial statements included or incorporated by reference in the Registration Statement and the Final

          Prospectus]; and a reading of the letter from Deloitte & Touche LLP, independent auditors with respect to Sprint Spectrum, to the Representatives, nothing came to their attention which caused them to believe that:

                    (1) any unaudited financial statements of Sprint, the FON
               Group or the PCS Group included or incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus;

                    (2) with respect to the period subsequent to [insert date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated by reference in the Registration Statement and the Final Prospectus], there were, at a specified date not more than five days prior to the date of the letter, any changes in the long-term debt and construction obligations or capital stock or decreases in the stockholders' equity of Sprint or the FON Group, or any changes in the long-term debt and construction obligations or decreases in the group equity of the PCS Group, as compared with the amounts shown on the [insert date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated by reference in the Registration Statement and the Final Prospectus] balance sheet for Sprint, the FON Group or the PCS Group, as the case may be, included or incorporated by reference in the Registration Statement and the Final Prospectus, or for the period from [insert date that is one day after the date inserted above] to such specified date there were, as compared with the corresponding period in the immediately preceding quarter, any decreases in net operating revenues, operating income, income from continuing operations or net income, or increases in equity in loss of Global One, of Sprint or the FON Group, or any decreases in net operating revenues or increases in operating loss or net loss of the PCS Group, except in all instances for changes, increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by Sprint as to the significance thereof unless said explanation is not deemed necessary by the Representatives; [or]

                    (3) the information for Sprint, the FON Group or the PCS
               Group included or incorporated by reference in the Registration Statement and Final Prospectus in response to Regulation S-K,
               Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and
               Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; [or] [and ]

                    (4) [If the interim financial statements included or
               incorporated by reference in the Registration Statement and the Final Prospectus are supplemented by later income statement information (so called "capsule" information), add: the unaudited amounts of [describe the capsule information and its location] do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus; and [If the capsule information meets the minimum disclosure requirements of APB Opinion No. 28, paragraph 30, the section above should be expanded also to cover "conformity with generally accepted accounting principles"; see paragraph 38 of Statement on Auditing Standards No. 72];

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of Sprint and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information set forth under the caption ["Capitalization"] in the Final Prospectus and the information included or incorporated by reference in Sprint's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and the Proxy Statement, each of which is incorporated by reference in the Registration Statement and the Final Prospectus, agrees with the accounting records of Sprint and its subsidiaries, excluding any questions of legal interpretation; and

               (iv) on the basis of a reading of the unaudited pro forma financial statements of Sprint, the PCS Group and/or the FON Group included or incorporated by reference in the Registration Statement and the Final Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of Sprint and its subsidiaries who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          References to the Final Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.

          (g) [Include this Section 6(g) only if Sprint Spectrum financial statements are included or incorporated by reference in the Final Prospectus] The Company shall have requested and caused Deloitte & Touche LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the

     Exchange Act and the respective applicable published rules and regulations thereunder and that they have performed a review of the unaudited interim financial information of Sprint Spectrum for the .-month period ended [insert date of the most recent unaudited financial statements for Sprint Spectrum included or incorporated by reference in the Registration Statement and Final Prospectus], and as at [insert date of the most recent unaudited financial statements for Sprint Spectrum included or incorporated by reference in the Registration Statement and Final Prospectus], in accordance with Statement on Auditing Standards No. 71, and stating in effect, except as provided in Schedule I hereto, that:

               (i) in their opinion the audited financial statements and financial statement schedules included in or incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by Sprint Spectrum; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information of Sprint Spectrum for the .-month period ended [insert date of the most recent unaudited financial statements for Sprint Spectrum included or incorporated by reference in the Registration Statement and Final Prospectus] and as at [insert date of the most recent unaudited financial statements for Sprint Spectrum included or incorporated by reference in the Registration Statement and Final Prospectus] [,as
          indicated in their report dated   .  included or incorporated by
          reference in the Registration Statement and the Final Prospectus]; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the partners and committees of Sprint Spectrum; and inquiries of certain officials of Sprint Spectrum who have responsibility for financial and accounting matters of Sprint Spectrum as to transactions and events subsequent to [insert date of the most recent unaudited financial statements for Sprint Spectrum included or incorporated by reference in the

          Registration Statement and the Final Prospectus], nothing came to their attention which caused them to believe that:

                    (1) any unaudited financial statements of Sprint Spectrum
               included or incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus;

                    (2) with respect to the period subsequent to [insert date of the most recent financial statements (other than any capsule information), audited or unaudited, for Sprint Spectrum included or incorporated by reference in the Registration Statement and the Final Prospectus], there were, at a specified date not more than five days prior to the date of the letter, any changes in the long-term debt or decreases in partner's equity capital of Sprint Spectrum as compared with the amounts shown on the [insert date of the most recent financial statements (other than any capsule information), audited or unaudited, for Sprint Spectrum included or incorporated by reference in the Registration Statement and the Final Prospectus] balance sheet for Sprint Spectrum included or incorporated by reference in the Registration Statement and the Final Prospectus, or for the period from [insert date that is one day after date inserted above] to such specified date there were, as compared with the corresponding period in the immediately preceding quarter, any decreases in net operating revenues or increases in operating loss or net loss of Sprint Spectrum, except in all instances for changes, increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by Sprint as to the significance thereof unless said explanation is not deemed necessary by the Representatives; [or]

                    (3) the information included or incorporated by reference in the Registration Statement and Final Prospectus for Sprint Spectrum in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; [or] [and]

                    (4) [If the interim financial statements included or
               incorporated by reference in the Registration Statement and the Final Prospectus are supplemented by later income statement information (so called "capsule" information), add: the unaudited amounts of [describe the capsule information and its location] do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements for Sprint Spectrum included or incorporated by reference in the Registration Statement and the Final Prospectus; and [If the capsule information meets the minimum disclosure requirements of APB Opinion No. 28, paragraph 30, the section above should be expanded also to cover "conformity with generally accepted accounting principles"; see paragraph 38 of Statement on Auditing Standards No. 72];

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature for Sprint Spectrum (which is limited to accounting, financial or statistical information derived from the general accounting records of Sprint Spectrum) set forth in the Registration Statement and the Final Prospectus, including the information included or incorporated by reference in the Proxy Statement, which is incorporated by reference in the Registration Statement and the Final Prospectus, agrees with the accounting records of Sprint Spectrum, excluding any questions of legal interpretation.

          References to the Final Prospectus in this paragraph (g) include any supplement thereto at the date of the letter.

          (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change, increase or decrease specified in the letter or letters referred to in paragraph (f) [or (g)] of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

          (i) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the debt securities of Sprint or Sprint Capital by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (j) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          [(k)  The Securities shall have been listed and admitted and
     authorized for  trading on   .   Stock Exchange, and satisfactory evidence
     of such actions shall have been provided to the Representatives]

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the

Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancelation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

          The documents required to be delivered by this Section 6 shall be delivered at the office of Cravath, Swaine & Moore , counsel for the Underwriters, at Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019, on the Closing Date.

          7.  Reimbursement of Underwriters' Expenses.  If the sale of the
              ----------------------------------------
Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the lead Representative on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8.  Indemnification and Contribution. (a)  The Company agrees to
              ---------------------------------
indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not
                                    --------  -------
be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors and officers, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting" or "Plan of Distribution", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be
                            --------  -------
reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ one separate counsel (plus local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party,
(iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          9.  Default by an Underwriter.  If any one or more Underwriters shall
              --------------------------
fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event
                                            --------  -------
that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the

Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          10.  Termination.  This Agreement shall be subject to termination in
               ------------
the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or
(iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

          11.  Representations and Indemnities to Survive.  The respective
               -------------------------------------------
agreements, representations, warranties, indemnities and other statements of Sprint or Sprint Capital or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancelation of this Agreement.

          12.  Notices.  All communications hereunder will be in writing and
               --------
effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the General Counsel of [insert name of lead Representative] (fax no.: [.]) and confirmed to the General Counsel of [insert name of Lead Representative], at [insert address of Lead Representative],
Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Sprint Corporation (fax no.: [.]) and confirmed to it at 2330 Shawnee Mission Parkway, Westwood, Kansas 66205, attention of the Legal Department.

          13.  Successors.  This Agreement will inure to the benefit of and be
               -----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          14.  Applicable Law.  This Agreement will be governed by and construed
               ---------------
in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York, without regard to the choice of law principles of any jurisdiction.

          15. Counterparts.  This Agreement may be signed in one or more
              ------------
counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          16.  Headings.  The section headings used herein are for convenience
               ---------
only and shall not affect the construction hereof.

          17.  Definitions.  The terms which follow, when used in this
               ------------
Agreement, shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Applicable Indenture" shall have the meaning specified in Section 6(b)(i) above.

          "Basic Prospectus" shall mean the prospectus referred to in Section 1(a) above contained in the Registration Statement at the Effective Date.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Commission" shall mean the Securities and Exchange Commission.

          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

          "Material Adverse Effect" shall mean a material adverse effect on (i) the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole or (ii) the Company's ability to perform the transactions contemplated by this Agreement.

          "Material Subsidiary" shall mean Sprint Capital and any other subsidiary of Sprint that, on a pro forma basis after giving effect to the transactions contemplated by this Agreement and the Proxy Statement, would be a "significant subsidiary" of Sprint within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission, substituting five percent for 10 percent in the conditions specified therein and substituting "proportionate share of the total net revenue (after intercompany eliminations)" for "equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle" and "such revenue" for "such income" in clause (3) of such definition.

          "PCS Companies" shall mean, collectively, Sprint Spectrum Holding Company L.P., American PCS, L.P., MinorCo L.P., PhillieCo Partners I, L.P., PhillieCo Partners II, L.P., Cox Communications PCS, L.P., SprintCom Inc. and SprintCom Equipment Company L.P. and each of their respective subsidiaries.

          "PCS Group" shall have the meaning assigned thereto in the Proxy Statement.

          "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

          "Proxy Statement" shall mean Sprint's Proxy Statement/Prospectus dated October 5, 1998 that forms a part of Registration Statement No. 333-65173 on Form S-4.

          "Registration Statement" shall mean the registration statement referred to in Section 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Rule 415", "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in
     Section 1(a) hereof.

          "Sprint Spectrum" shall mean, collectively, Sprint Spectrum Holding Company, L.P., MinorCo L.P., PhillieCo Partners I, L.P. and PhillieCo Partners II, L.P. and their respective subsidiaries.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission promulgated thereunder.

          "Trustee" shall mean Bank One, N.A., in its capacity as trustee under the Applicable Indenture.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the several Underwriters.


                              Very truly yours,

                              Sprint Corporation

                              By:   ...........................
                                    Name:
                                    Title:

                              [Sprint Capital Corporation

                              By:   ...........................
                                    Name:
                                    Title:]


The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.

[insert name of Representatives]

By: [insert name of lead Representative]

By: .....................
   Name:
   Title:

                                  SCHEDULE I


Underwriting Agreement dated

Registration Statement No.

Representative(s):

Issuer:



[Guarantor:

          Sprint Corporation]


Title, Purchase Price and Description of Securities:

     Title:

     Principal amount:

     Purchase price (include accrued
      interest or amortization, if
      any):

     Sinking fund provisions:

     Redemption provisions:

     Other provisions:

Closing Date, Time and Location:

          [insert closing date] at 10:00 a.m. at
          Cravath, Swaine & Moore
          Worldwide Plaza
          825 Eighth Avenue
          New York, New York 10019

Type of Offering:

          Non-delayed

Modification of items to be covered by the letter from Ernst & Young LLP delivered pursuant to Section 6(e) at the Execution Time:


[Modification of items to be covered by the letter from Deloitte & Touche LLP
delivered pursuant to Section 6(f) at the Execution Time:    ]


Applicable Indenture:

                                  SCHEDULE II


                              Principal Amount
                              of Underwritten
                                Securities [including Guarantees]

Underwriters                                           to be Purchased
------------                                           ----------------

                                                        $



                                                        _______________

     Total ................................             $
                                                        ===============